American Century World Mutual Funds, Inc.

Prospectus Supplement

Life Sciences Fund ¡ Technology Fund

Supplement dated April 15, 2009 ¡ Prospectus dated April 1, 2009

The following replaces The Fund Management Team section on page 11 of the Life Sciences prospectus and page 12 of the Technology prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is identified below.

Joe Reiland

Joe Reiland, Portfolio Manager, has been a member of the team that manages the fund since 2009. He joined American Century Investments in 2000 as an investment analyst and became a senior investment analyst in 2004 and a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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